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                                                                    EXHIBIT 10.2

                                CCO HOLDINGS, LLC
                           CCO HOLDINGS CAPITAL CORP.

                                  $550,000,000

                       SENIOR FLOATING RATE NOTES DUE 2010

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                               December 15, 2004

Credit Suisse First Boston LLC
Citigroup Global Markets Inc.
As representatives ("Representatives") of the Several Purchasers
     c/o Credit Suisse First Boston LLC
     Eleven Madison Avenue
     New York, New York 10010-3629

Ladies and Gentlemen:

         CCO Holdings, LLC, a Delaware limited liability company (the "Company"), and CCO Holdings Capital Corp., a Delaware corporation ("CCO Holdings Capital" and, together with the Company, the "Issuers"), propose, subject to the terms and conditions stated herein, to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) $550,000,000 aggregate principal amount of their Senior Floating Rate Notes due 2010, issued on December 15, 2004. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Issuers agree with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

         1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

         "Agreement" shall mean this Exchange and Registration Rights Agreement.

         "Base Interest" shall mean the interest that would otherwise accrue on the Notes under the terms thereof and the Indenture, without giving effect to the provisions of this Exchange and Registration Rights Agreement.

         The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

         "Closing Date" shall mean December 15, 2004.

         "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

         "Effective Time," in the case of (i) an Exchange Offer Registration, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement

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effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

         "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Issuers in accordance with Section 3(e)(ii) or 3(e)(iii) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

         "Exchange Notes" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Exchange Offer Registration" shall have the meaning assigned thereto in Section 3(c) hereof.

         "Exchange Offer Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Exchanging Dealer" shall have the meaning assigned thereto in Section 6(a) hereof.

         The term "holder" shall mean, unless the context otherwise indicates, each of the Purchasers and other persons who acquire Registrable Securities from time to time (including, without limitation, any successors or assigns), in each case for so long as such person is a registered holder of any Registrable Securities.

         "Indenture" shall mean the Indenture governing the Notes, dated as of December 15, 2004 between the Issuers and Wells Fargo Bank, N.A., as Trustee, as the same shall be amended from time to time.

         "Losses" shall have the meaning assigned thereto in Section 6(d) hereof.

         "Notes" shall mean, collectively, the Senior Floating Rate Notes due 2010 of the Issuers to be issued and sold to the Purchasers pursuant to the Purchase Agreement, and Notes issued in exchange therefor or in lieu thereof, pursuant to the Indenture.

         "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         The term "person" shall mean a corporation, association, partnership, organization, limited liability company, business, individual, government or political subdivision thereof or governmental agency.

         "Purchase Agreement" shall mean the Purchase Agreement, dated December 1, 2004, between the Purchasers and the Issuers relating to the Notes.

         "Purchasers" shall mean the Purchasers named in Schedule I to the Purchase Agreement.

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         "Registrable Securities" shall mean the Notes (and to the extent set forth in clause (i) of this paragraph and in Section 2(d), certain Exchange Notes); provided, however, that a Note or Exchange Note shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, such Note has been exchanged for an Exchange Note in an Exchange Offer as contemplated in Section 2(a) hereof (provided that any Exchange Note that, pursuant to the penultimate sentence of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 hereof until resale of such Registrable Security has been effected within the 180-day period referred to in Section 2(a)(y)); (ii) in the circumstances contemplated by
Section 2(b) hereof, a Shelf Registration Statement registering such Note or Exchange Note under the Securities Act has been declared or becomes effective and such Note or Exchange Note has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Note or Exchange Note is sold pursuant to Rule 144 under circumstances in which any legend borne by such Note or Exchange Note relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Issuers or pursuant to the Indenture; (iv) such Note or Exchange Note is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Note or Exchange Note shall cease to be outstanding.

         "Registration Default" shall have the meaning assigned thereto in
Section 2(c) hereof.

         "Registration Default Period" shall have the meaning assigned thereto in Section 2(c) thereof.

         "Registration Expenses" shall have the meaning assigned thereto in
Section 4 hereof.

         "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Restricted Holder" shall mean (i) a holder that is an affiliate of the Issuers within the meaning of Rule 405, (ii) a holder who acquires Exchange Notes outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Notes and (iv) a holder that is a broker-dealer, but only with respect to Exchange Notes received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Issuers.

         "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

         "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

         "Shelf Registration" shall have the meaning assigned thereto in Section 2(b) hereof.

         "Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(b) hereof.

         "Special Interest" shall have the meaning assigned thereto in Section 2(c) hereof.

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         "Transfer Restricted Notes" shall have the meaning assigned thereto in
Section 2(c) hereof.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

         Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

         2. Registration Under the Securities Act.

                  (a) Except as set forth in Section 2(b) below, the Issuers agree to file under the Securities Act, as soon as practicable, but no later than 90 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the "Exchange Offer Registration Statement", and such offer, the "Exchange Offer") any and all of the Notes for a like aggregate principal amount of notes issued by the Issuers, which notes are substantially identical in all material respects to the Notes (and are entitled to the benefits of the Indenture which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(c) below (such notes hereinafter called "Exchange Notes"). The Issuers agree to use their reasonable best efforts to cause the Exchange Offer Registration Statement to become or be declared effective under the Securities Act as soon as practicable, but no later than 210 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with the Exchange Act. The Issuers further agree to use their reasonable best efforts to complete the Exchange Offer promptly, but no later than 30 business days or longer, if required by the federal securities laws, after such registration statement has become effective, hold the Exchange Offer open for at least 20 business days (calculated in accordance with the Exchange Act) and exchange Exchange Notes for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been completed only if the Exchange Notes received by holders, other than Restricted Holders, in the Exchange Offer in exchange for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Issuers having exchanged the Exchange Notes for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Issuers having exchanged, pursuant to the Exchange Offer, Exchange Notes for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer. The Issuers agree (x) to include in the Exchange Offer Registration Statement a prospectus for use in any resales by any holder of Exchange Notes that is a broker-dealer and (y) to keep such Exchange Offer Registration Statement effective for a period (the "Resale Period") beginning when Exchange Notes are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Offer Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.

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                  (b) If (i) on or prior to the time the Exchange Offer is
completed existing law or Commission policy or interpretations are changed such that the Exchange Notes received by holders, other than Restricted Holders, in the Exchange Offer in exchange for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer Registration Statement has not been declared effective under the Securities Act within 210 days following the Closing Date, or completed within 30 business days after the effectiveness of the Exchange Offer Registration Statement, or longer, if required by the federal securities laws, (iii) any Purchaser so requests with respect to Registrable Securities that are not eligible to be exchanged for Exchange Notes in the Exchange Offer and that are held by it following the consummation of the Exchange Offer, or (iv) the Exchange Offer is not available to any holder (other than a Purchaser), the Issuers shall, in lieu of (or, in the case of clause
(iii) or (iv), in addition to) conducting the Exchange Offer contemplated by
Section 2(a), file a "shelf" registration statement in accordance with the remainder of this Section 2(b) below, under the Securities Act. The Issuers shall, on or prior to 30 business days after the time such obligation to file arises, file a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "Shelf Registration" and such registration statement, the "Shelf Registration Statement"). The Issuers agree to use their reasonable best efforts (x) to cause the Shelf Registration Statement to become or be declared effective by the Commission no later than 90 days after such obligation to file arises and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of (i) the second anniversary of the Effective Time or (ii) such time as there are no longer any Registrable Securities outstanding; provided, however, that no holder (other than a Purchaser) shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Issuers in accordance with Section 3(e)(iii) hereof. The Issuers further agree to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act for shelf registration, and the Issuers agree to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

                  (c) In the event that (i) the Issuers have not filed the Exchange Offer Registration Statement or Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or 2(b), respectively, or (ii) such Exchange Offer Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or 2(b), respectively, or (iii) the Exchange Offer has not been completed within 30 business days after the initial effective date of the Exchange Offer Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Offer Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and becomes or is declared effective but shall thereafter either be withdrawn by the Issuers or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities

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Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest ("Special Interest"), in addition to the Base Interest, shall accrue on the aggregate principal amount of the outstanding Transfer Restricted Notes (as defined below) affected by such Registration Default at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, at a per annum rate of 0.50% for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.00% thereafter for the remaining portion of the Registration Default Period. All accrued Special Interest shall be paid in cash by the Issuers on each Interest Payment Date (as defined in the Indenture). Notwithstanding the foregoing and anything in this Agreement to the contrary, in the case of an event referred to in clause (ii) above, a "Registration Default" shall be deemed not to have occurred so long as the Issuers have used and are continuing to use their reasonable best efforts to cause such Exchange Offer Registration Statement or Shelf Registration Statement, as the case may be, to become or be declared effective. For purposes of this Agreement, "Transfer Restricted Notes" shall mean, with respect to any Registration Default, any Notes or Exchange Notes which have not ceased being Registrable Securities pursuant to the definition thereof in Section 1 of this Agreement.

                  (d) If any Purchaser determines that it is not eligible to participate in the Exchange Offer with respect to the exchange of Registrable Securities constituting any portion of an unsold allotment, at the request of such Purchaser, then, subject to any prohibitions or restrictions imposed by any applicable law or regulations, the Issuers shall use their commercially reasonable efforts to issue and deliver to such Purchaser, in exchange for such Registrable Securities, a like principal amount of Exchange Notes. Such issuance shall not be deemed to be part of the Exchange Offer. The Issuers shall use their commercially reasonable efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for Exchange Notes described in this Section 2(d) as for Exchange Notes issued pursuant to the Exchange Offer. Any such Exchange Notes shall, at the time of issuance, and subject to the limitations set forth in
Section 1 hereof, constitute Registrable Securities for purposes of this Agreement (other than Section 2(a) hereof).

                  (e) The Issuers shall use their reasonable best efforts to take all actions necessary or advisable to be taken by them to ensure that the transactions contemplated herein are effected as so contemplated in Section 2(a) or 2(b) hereof.

                  (f) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

         3. Registration Procedures.

         If the Issuers file a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

                  (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Issuers shall cause the Indenture to be qualified under the Trust Indenture Act of 1939.

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                  (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuers shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (c) In connection with the Issuers' obligations with respect to the registration of Exchange Notes as contemplated by Section 2(a) (the "Exchange Offer Registration"); if applicable, the Issuers shall, as soon as practicable (or as otherwise specified):

                           (i) prepare and file with the Commission, as soon as
                  practicable but no later than 90 days after the Closing Date, an Exchange Offer Registration Statement on any form which may be utilized by the Issuers and which shall permit the Exchange Offer and resales of Exchange Notes by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use their reasonable best efforts to cause such Exchange Offer Registration Statement to become or be declared effective as soon as practicable thereafter, but no later than 210 days after the Closing Date;

                           (ii) as soon as practicable prepare and file with the
                  Commission such amendments and supplements to such Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Offer Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Notes with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Notes;

                           (iii) promptly notify the Purchasers, and each
                  broker-dealer that has requested or received copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) when such Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto, or any request by the Commission for amendments or supplements to such Exchange Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Offer Registration Statement or the initiation or, to the knowledge of the Issuers, threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuers contemplated by Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Exchange Notes for sale in any jurisdiction or the initiation or, to the knowledge of the Issuers, threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such

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                  Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act, or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (iv) in the event that the Issuers would be required,
                  pursuant to Section 3(c)(iii)(F) above, to notify the Purchasers and any broker-dealers holding Exchange Notes, the Issuers shall prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Notes during the Resale Period, such prospectus conforms in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (v) use their reasonable best efforts to obtain the
                  withdrawal of any order suspending the effectiveness of such Exchange Offer Registration Statement or any post-effective amendment thereto as soon as practicable;

                           (vi) use their reasonable best efforts to (A)
                  register or qualify the Exchange Notes under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Notes to consummate the disposition thereof in such jurisdictions; provided, however, that neither of the Issuers shall be required for any such purpose to (1) qualify as a foreign corporation or limited liability company, as the case may be, in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws (or other organizational document) or any agreement between it and holders of its ownership interests;

                           (vii) use their reasonable best efforts to obtain the
                  consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Offer Registration, the Exchange Offer and the offering and sale of Exchange Notes by broker-dealers during the Resale Period;

                           (viii) provide a CUSIP number for all Exchange Notes,
                  not later than the applicable Effective Time;

                           (ix) comply with all applicable rules and regulations
                  of the Commission, and make generally available to their securityholders as soon as practicable but no later than eighteen months after the effective date of such

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                  Exchange Offer Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder);

                           (x) mail to each holder a copy of the prospectus
                  forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                           (xi) utilize the services of a depositary for the
                  Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee, any new trustee under the Indenture, or an affiliate of any of them;

                           (xii) permit holders to withdraw tendered Notes at
                  any time prior to the close of business, New York time, on the last business day on which the Exchange Offer is open;

                           (xiii) prior to the Effective Time, provide a
                  supplemental letter to the Commission (i) stating that the Issuers are conducting the Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (ii) including a representation that the Issuers have not entered into any arrangement or understanding with any person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Issuers' information and belief, each holder participating in the Exchange Offer is acquiring the Exchange Notes in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes;

                           (xiv) provide the Representatives, in advance of
                  filing thereof with the Commission, a draft of such Exchange Offer Registration Statement substantially in the form to be filed with the Commission, each prospectus included therein or filed with the Commission and each amendment or supplement thereto (including any documents incorporated by reference therein after the initial filing), and shall use their commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as are reasonably proposed;

                           (xv) if requested by a Purchaser, promptly
                  incorporate in the prospectus contained in the Exchange Offer Registration Statement such information as is required by the applicable rules and regulations of the Commission, and as such Purchaser specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information (i) with respect to the principal amount of Registrable Securities being sold by such Purchaser, the name and description of such Purchaser, agent or underwriter, the offering price of such Registrable Securities, and any discount, commission or other compensation payable in respect thereof and the purchase price being paid therefor by such underwriters and (ii) with respect to any other material terms of the offering of the Registrable Securities to be sold by such Purchaser; and make all required filings of such prospectus supplement or post-effective amendment upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; and

                           (xvi) for a reasonable period prior to the filing of
                  such Exchange Offer Registration Statement, make available at reasonable times at the Issuers' principal place of business, or such other reasonable place for inspection by Purchasers such financial and other relevant information and books and records of the Issuers, each of their subsidiaries and, as relevant, Parent Companies (as defined herein), and cause each of their officers, employees, counsel and independent certified public accountants, to supply all relevant information and to respond to such inquiries, as shall be reasonably necessary, in the judgment of the Purchasers' counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Issuers as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise, except as a result of a breach of this or any other obligation of confidentiality to the Issuers), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Issuers prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Exchange Offer Registration Statement or the prospectus included therein or in an amendment to such Exchange Offer Registration Statement or an amendment or supplement to such prospectus in order that such Exchange Offer Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, provided further, however, that notwithstanding anything to the contrary in this clause (xvi), any such person (and each employee, representative, or other agent of such person) may disclose to any and all persons, without limitation, the U.S. tax treatment and any facts that may be relevant to the tax structure of the matters covered by and relating to this Agreement (including opinions or other tax analysis that are provided to such party relating to such tax treatment and tax structure); provided, however, that no person (and no employee, representative, or other agent of any person) shall disclose any other information that is not relevant to understanding the tax treatment and tax structure of the matters covered by and relating to this Agreement (including the identity of any party and any information that could lead another to determine the identity of any party), or any other information to the extent that such non-disclosure is reasonably necessary in order to comply with applicable securities law.

                  (d) As soon as practicable after the close of the Exchange Offer, the Issuers shall:

                           (i) accept for exchange all Registrable Securities
                  tendered and not validly withdrawn pursuant to the Exchange Offer;

                           (ii) deliver to the Trustee for cancellation all
                  Notes so accepted for exchange; and

                           (iii) cause the Trustee promptly to authenticate and
                  deliver to each holder a principal amount of Exchange Notes equal to the principal amount of the Registrable Securities of such Holder so accepted for exchange.

                  (e) In connection with the Issuers' obligations with respect to the Shelf Registration, if applicable, the Issuers shall, as soon as practicable (or as otherwise specified):

                           (i) prepare and file with the Commission within the
                  time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Issuers and which shall register all the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use their reasonable best efforts to cause such Shelf Registration Statement to become or be declared effective within the time periods specified in Section 2(b);

                           (ii) not less than 30 calendar days prior to the
                  Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Issuers by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Issuers;

                           (iii) after the Effective Time of the Shelf
                  Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Issuers shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Issuers;

                           (iv) as soon as practicable prepare and file with the
                  Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in
                  Section 2(b) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

                           (v) comply with the provisions of the Securities Act
                  with respect to the disposition of all the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

                           (vi) provide (A) the Electing Holders, (B) the
                  underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent, (E) not more than one counsel for all the Electing Holders and (F) the Representatives, in advance of filing thereof with the Commission, a draft of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto (including any documents incorporated by reference therein after the initial filing), in each case in substantially the form to be filed with the Commission, and shall use their commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as are reasonably proposed;

                           (vii) for a reasonable period prior to the filing of
                  such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Issuers' principal place of business, or such other reasonable place for inspection by the persons referred to in
                  Section 3(e)(vi) who shall certify to the Issuers that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other relevant information and books and records of the Issuers, each of their subsidiaries and, as relevant, Parent Companies, and cause each of their officers, employees, counsel and independent certified public accountants to supply all relevant information and to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Issuers as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise, except as a result of a breach of this or any other obligation of confidentiality to the Issuers), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Issuers prompt prior written notice of such requirement), or
                  (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, provided further, however, that notwithstanding anything to the contrary in this clause (vii), any such person (and each employee, representative, or other agent of such person) may disclose to any and all persons, without limitation, the U.S. tax treatment and any facts that may be relevant to the tax structure of the matters covered by and relating to this Agreement (including opinions or other tax analysis that are provided to such party relating to such tax treatment and tax structure); provided, however, that no person (and no employee, representative, or other agent of any person) shall disclose any other information that is not relevant to understanding the tax treatment and tax structure of the matters covered by and relating to this Agreement (including the identity of any party and any information that could lead another to determine the identity of any party), or any other information to the extent that such non-disclosure is reasonably necessary in order to comply with applicable securities law;

                           (viii) promptly notify each of the Purchasers, the
                  Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective,
                  (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto, or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or, to the knowledge of the Issuers, threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuers contemplated by Section 3(e)(xvii) or Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or, to the knowledge of the Issuers, threatening of any proceeding for such purpose, or
                  (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act, or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (ix) use their reasonable best efforts to obtain the
                  withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or any post-effective amendment thereto as soon as practicable;

                           (x) if requested by any managing underwriter or
                  underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission, and as such managing underwriter or underwriters, such agent or such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information (i) with respect to the principal amount of Registrable Securities being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Registrable Securities, and any discount, commission or other compensation payable in respect thereof and the purchase price being paid therefor by such underwriters and (ii) with respect to any other material terms of the offering of the Registrable Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                           (xi) furnish to each Electing Holder, each placement
                  or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(e)(vi) hereof an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement (including, without limitation, each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act, and such other documents, as such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Issuers hereby consent to the use of such prospectus (including, without limitation, such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Issuers, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including, without limitation, such preliminary and summary prospectus) or any supplement or amendment thereto;

                           (xii) use their reasonable best efforts to (A)
                  register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such Electing Holder, agent or underwriter to complete its distribution of Notes pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that none of the Issuers shall be required for any such purpose to (1) qualify as a foreign corporation or limited liability company, as the case may be, in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws (or other organizational document) or any agreement between it and holders of its ownership interests;

                           (xiii) use their reasonable best efforts to obtain
                  the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;

                           (xiv) unless any Registrable Securities shall be in
                  book-entry only form, cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

                           (xv) provide a CUSIP number for all Registrable
                  Securities, not later than the applicable Effective Time;

                           (xvi) enter into one or more underwriting agreements,
                  engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution (but no less favorable than those set forth in Section 6 with respect to all parties indemnified under
                  Section 6), unless such provisions are acceptable to Electing Holders of at least 50% in aggregate principal amount and any managing underwriters, and take such other actions in connection therewith as any Electing Holders of at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding shall request in order to expedite or facilitate the disposition of such Registrable Securities;

                           (xvii) whether or not an agreement of the type
                  referred to in Section 3(e)(xvi) hereof is entered into, and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Issuers in customary form, subject to customary limitations, assumptions and exclusions, and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any Electing Holders of at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding may reasonably request, addressed to such Electing Holder or

                  Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the date of the Effective Time of such Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the matters set forth in paragraphs (b), (c) and (d) of
                  Section 7 of the Purchase Agreement to the extent applicable to an offering of this type); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Issuers addressed to the selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including, without limitation, officers' certificates, as may be reasonably requested by any Electing Holders of at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other similar agreement entered into by the Issuers pursuant to
                  Section 3(e)(xvi); and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

                           (xviii) notify in writing each holder of Registrable
                  Securities of any proposal by the Issuers to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the substance of the amendment or waiver proposed or effected, as the case may be;

                           (xix) in the event that any broker-dealer registered
                  under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Conduct Rules") of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including, without limitation, by (A) if such Conduct Rules shall so require, engaging a "qualified independent underwriter" (as defined in such Conduct Rules) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities,
                  (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in
                  Section 6 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules; and

                           (xx) comply with all applicable rules and regulations
                  of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

                  (f) In the event that the Issuers would be required, pursuant to Section 3(e)(viii)(F) hereof, to notify the Electing Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Issuers shall prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus conforms in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act, and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Issuers pursuant to Section 3(e)(viii)(F) hereof, such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Issuers, such Electing Holder shall deliver to the Issuers (at the Issuers' expense) all copies, other than permanent file copies, then in such Electing Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                  (g) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Issuers may require such Electing Holder to furnish to the Issuers such additional information regarding such Electing Holder and such Electing Holder's intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Issuers as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Issuers or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Issuers any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         4. Registration Expenses.

         The Issuers agree, subject to the last sentence of this Section 4, to bear and to pay or cause to be paid promptly all expenses incident to the Issuers' performance of or compliance with this Exchange and Registration Rights Agreement, including, without limitation, (a) all Commission and any NASD registration, filing and review fees and expenses including, without limitation, fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Notes for offering and sale under the securities laws and blue sky laws referred to in Section 3(e)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may designate, including, without limitation, any fees and disbursements of counsel for the Electing Holders or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Notes for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Notes to be disposed of (including, without limitation, certificates representing the Notes), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Notes and the preparation of documents referred in clause
(c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any reasonable fees and expenses for counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including, without limitation, all salaries and expenses of the Issuers' officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Issuers (including, without limitation, the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(e)(xix) hereof, (i) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Issuers), (j) any fees charged by securities rating services for rating the Notes, and (k) reasonable fees, expenses and disbursements of any other persons, including, without limitation, special experts, retained by the Issuers in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Issuers shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

         5. Representations, Warranties and Covenants.

         Except with respect to clauses (a) and (b) below, the Issuers represent and warrant to, and agree with, each Purchaser and each of the holders from time to time of Registrable Securities the information set forth in this Section 5.

         With respect to clauses (a) and (b) below, the Issuers covenant that:

                  (a) Each registration statement covering Registrable Securities and each prospectus (including, without limitation, any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(e) or Section 3(c) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(e)(viii)(F) or Section 3(c)(iii)(F) hereof until (ii) such time as the Issuers furnishes an amended or supplemented prospectus pursuant to
Section 3(f) or Section 3(c)(iv) hereof, each such registration statement, and each prospectus (including, without limitation, any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(e) or Section 3(c) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by a holder of Registrable Securities expressly for use therein.

                  (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuers by a holder of Registrable Securities expressly for use therein.

                  (c) The compliance by the Issuers with all the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, franchise agreement, permit or other material agreement or instrument to which either of the Issuers or any of Charter Communications, Inc. ("CCI"), Charter Communications Holding

Company, LLC ("CCH LLC"), Charter Communications Holdings, LLC ("Holdings"), CCH I, LLC ("CCH I") and CCH II, LLC (collectively with CCI, CCH LLC, Holdings and CCH I, the "Parent Companies") or the Issuers' subsidiaries is a party or by which either of the Issuers or any of their Parent Companies or the Issuers' subsidiaries is bound or to which any of the property or assets of the Issuers or any of their Parent Companies or the Issuers' subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of formation or limited liability company agreement of the Company or the certificate of incorporation or bylaws of CCO Holdings Capital or any statute or any order, rule or regulation of any court or governmental agency or body, including without limitation, the Communications Act of 1934, as amended, the Cable Communications Policy Act of 1984, as amended, the Cable Television Consumer Protection and Competition Act of 1992, as amended, and the Telecommunications Act of 1996 (collectively, the "Cable Acts") or any order, rule or regulation of the Federal Communications Commission (the "FCC"), having jurisdiction over the Issuers or any of their Parent Companies or the Issuers' subsidiaries or any of their properties, except for any such violation which would not materially impair the Issuers' ability to comply herewith; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required, including, without limitation, under the Cable Acts or any order, rule or regulation of the FCC, for the consummation by the Issuers of the transactions contemplated by this Exchange and Registration Rights Agreement, except the registration under the Securities Act of the Notes, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State Notes or blue sky laws in connection with the offering and distribution of the Notes.

                  (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Issuers.

         6. Indemnification.

                  (a) The Issuers, jointly and severally, agree to indemnify and hold harmless each holder of Registrable Securities or Exchange Notes, as the case may be, covered by any Exchange Offer Registration Statement or Shelf Registration Statement (including each Purchaser and, with respect to any prospectus delivery as contemplated in Section 3(c)(ii) or (iv) hereof, each holder (which may include any Purchaser) that is a broker-dealer and elects to exchange for Exchange Notes any Registrable Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Issuers or any affiliate of the Issuers) for Exchange Notes) (each an "Exchanging Dealer"), the affiliates, directors, officers, employees and agents of each such holder and each person who controls any such holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Exchange Offer Registration Statement or Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary prospectus or the prospectus included in any registration statement, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of any such holder specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Issuers may otherwise have.

                  The Issuers, jointly and severally, also agree to indemnify or contribute as provided in Section 6(d) to Losses of any underwriter of Registrable Securities or Exchange Notes, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each person who controls such underwriter within the meaning of either the Securities Act or the Exchange Act, on substantially the same basis as that of the indemnification of the Purchasers and the selling Holders provided in this
Section 6(a) and shall, if requested by any holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(e)(xvi) hereof.

                  (b) Each holder of Registrable Securities or Exchange Notes covered by an Exchange Offer Registration Statement or Shelf Registration Statement (including each Purchaser and, with respect to any prospectus delivery as contemplated in Section 3(c)(ii or iv) or Section 3(f) hereof, each Exchanging Dealer) severally agrees to indemnify and hold harmless the Issuers and each of their affiliates, directors, employees, members, managers and agents and each Person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each such holder, but only with reference to written information relating to such holder furnished to the Issuers by or on behalf of such holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, except as provided in the next sentence, after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the indemnifying party's rights in the prior sentence, the indemnified party shall have the right to employ its own counsel (and one local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. No indemnifying party shall, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general circumstances or allegations, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties. An indemnifying party shall not be liable under this Section 6 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party agrees to contribute to the aggregate losses, claims, damages and liabilities (including, without limitation, legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and by the indemnified party on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the sum of (x) the total net proceeds from the initial placement of the Notes (before deducting expenses) reflected in the Purchase Agreement and (y) the total amount of Special Interest which the Issuers were not required to pay as a result of registering the securities covered by the Exchange Offer Registration Statement or Shelf Registration Statement which resulted in such Losses. Benefits received by the Purchasers shall be deemed to be equal to the total purchase discounts and commissions as reflected in the Purchase Agreement, and benefits received by any other holders shall be deemed to be equal to the proceeds received from the sale of the Registrable Securities or Exchange Notes, as applicable. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth in the prospectus forming a part of the Exchange Offer Registration Statement or Shelf Registration Statement which resulted in such Losses. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the Indemnified party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Registrable Securities underwritten by it and distributed to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The holders' and any underwriters' obligations in this subsection (d) to contribute are several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them, and not joint. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 6, each person who controls any holder, agent or underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of a holder, agent or underwriter shall have the same rights to contribution as such holder, agent or underwriter, and each person who controls the Issuers within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Issuers shall have the same rights to contribution as the Issuers, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any holder or the Issuers or any of the officers, directors or controlling persons referred to in this Section hereof, and will survive the sale by a holder of securities covered by an Exchange Offer Registration Statement or Shelf Registration Statement.

         7. Underwritten Offerings.

                  (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Issuers.

                  (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         8. Rule 144.

         Each of the Issuers covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, it shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, without limitation, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act), and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Issuers shall deliver to such holder a written statement as to whether it has complied with such requirements.

         9. Miscellaneous.

                  (a) No Inconsistent Agreements. The Issuers represent, warrant, covenant and agree that they have not granted, and shall not grant, registration rights with respect to Registrable Securities or any other Notes which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

                  (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Issuers fail to perform any of their obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Issuers under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

                  (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered by hand, if delivered personally or by courier, (ii) when sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered or certified mail, return receipt requested or (iii) three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Issuers, c/o CCO Holdings, LLC, 12405 Powerscourt Drive, St. Louis, Missouri, 63131, Attention: Secretary, and if to a holder, to the address of such holder set forth in the security register or other records of the Issuers, or to such other address as the Issuers or any such holder may have furnished to the other in writing in accordance herewith, with a copy in like manner c/o Credit Suisse First Boston LLC Attn: [_____________], Eleven Madison Avenue, New York, New York 10010 (fax: (212) [________]). Notices of change of address shall be effective only upon receipt.

                  (d) Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any person shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all the terms of this Exchange and Registration Rights

Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits, and be conclusively deemed to have agreed to be bound by all the applicable terms and provisions, of this Exchange and Registration Rights Agreement. If the Issuers shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all the applicable terms hereof.

                  (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

                  (f) GOVERNING LAW. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (g) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

                  (h) Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including, without limitation, the Indenture and the form of Notes) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Issuers and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

                  (i) Inspection. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying, upon reasonable prior notice, on any business day during normal business hours by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Notes, the Indenture and this Exchange and Registration Rights Agreement) at the offices of the Issuers at the address thereof set forth in Section 9(c) above and at the office of the Trustee under the Indenture.

                  (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  (k) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (l) Securities Held by the Issuers, etc. Whenever the consent or approval of holders of a specified percentage of principal amount of Registrable Securities or Exchange Notes is required hereunder, Registrable Securities or Exchange Notes, as applicable, held by the Issuers or their affiliates (other than subsequent holders of Registrable Securities or Exchange Notes if such subsequent holders are deemed to be affiliates solely by reason of their holdings of such Registrable Securities or Exchange Notes) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

         SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Issuers. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the issuers for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                              Very truly yours,

                                              CCO HOLDINGS, LLC,
                                                  as an Issuer

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                              CCO HOLDINGS CAPITAL CORP.,
                                                  as an Issuer

                                              By:_______________________________
                                                 Name:
                                                 Title:

               SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT

Accepted as of the date hereof:

CREDIT SUISSE FIRST BOSTON LLC
Citigroup Global Markets Inc.
as Representatives of the Several Purchasers

By: CREDIT SUISSE FIRST BOSTON LLC

By:___________________________________________
   Name:
   Title:

               SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT A

                                CCO HOLDINGS, LLC
                           CCO HOLDINGS CAPITAL CORP.

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                        DEADLINE FOR RESPONSE: [DATE](a)

         The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the CCO Holdings, LLC (the "Company") and CCO Holdings Capital Corp. (together with the Company, the "Issuers'") Senior Floating Rate Notes due 2010 issued on December 15, 2004 (the "Notes") are held.

         The Issuers are in the process of registering the Notes under the Securities Act of 1933, as amended, for resale by the beneficial owners thereof. In order to have their Notes included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

         It is important that beneficial owners of the Notes receive a copy of the enclosed materials as soon as possible as their rights to have the Notes included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Notes through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact the Issuers c/o CCO Holdings, LLC, 12405 Powerscourt Drive, St. Louis, Missouri, 63131, Attention:
Secretary.

         (a) Not less than 28 calendar days from date of mailing.

                                CCO HOLDINGS, LLC
                        CCO HOLDINGS CAPITAL CORPORATION

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                     (Date)

         Reference is hereby made to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement") between CCO Holdings, LLC and CCO Holdings Capital Corp. (together, the "Issuers"), and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Issuers have filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Issuers' Senior Floating Rate Notes due 2010 issued on December 15, 2004 (the "Notes"). A copy of the Exchange and Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

         Each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Issuers' counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related prospectus.

                                    ELECTION

         The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

         Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Issuers and the Trustee the Notice of Transfer Pursuant to Registration Statement set forth in Exhibit B to the Exchange and Registration Rights Agreement.

         The Selling Securityholder hereby provides the following information to the Issuers and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)     (a) Full Legal Name of Selling Securityholder:

         (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

         (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:

(2)      Address for Notices to Selling Securityholder:

         _______________________________

         _______________________________

         _______________________________

         Telephone:      _______________________________

         Fax:            _______________________________

         Contact Person: _______________________________

(3)      Beneficial Ownership of Notes:

         Except as set forth below in this Item (3), the undersigned does not beneficially own any Notes.

         (a)      Principal amount of Registrable Securities beneficially owned:

                  ______________________________________________________________

                  CUSIP No(s). of such Registrable Securities: _________________

         (b) Principal amount of Notes other than Registrable Securities beneficially owned:

                  ______________________________________________________________

                  CUSIP No(s). of such other Notes: ____________________________

         (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration
                  Statement: ___________________________________________________

                  CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement: ____________________________

(4)      Beneficial Ownership of Other Securities of the Issuers:

         Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Issuers other than the Notes listed above in Item
         (3).

         State any exceptions here:

(5)      Relationships with the Issuers:

         Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Issuers (or their respective predecessors or affiliates) during the past three years.

         State any exceptions here:

(6)      Plan of Distribution:

         Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item
         (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Notes may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such Notes.

         State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act including, without limitation, Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Issuers, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Issuers in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder's obligation under Section 3(e) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Issuers of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

         (i) To the Issuers:

         _________________________

         _________________________

         _________________________

         _________________________

         _________________________

         (ii) With a copy to:

         _________________________

         _________________________

         _________________________

         _________________________

         _________________________

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Issuers' counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Issuers and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of New York without giving effect to any provisions relating to conflicts of laws.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ____________________

________________________________________________________________________________
         Selling Securityholder
         (Print/type full legal name of beneficial owner of Registrable Securities)

         By ______________________________________
            Name:
            Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE ISSUERS' COUNSEL AT:

         _________________________

         _________________________

         _________________________

         _________________________

         _________________________

                                                                       EXHIBIT B

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Wells Fargo Bank, N.A.
CCO Holdings, LLC
CCO Holdings Capital Corp.
c/o Wells Fargo Bank, N.A.
[Address]
[Address]
Attention: Trust Officer

         Re: CCO Holdings, LLC
         and CCO Holdings Capital Corp.
         (together, the "Issuers") Senior Floating Rate Notes due 2010 issued on December 15, 2004

Dear Sirs:

Please be advised that ________________ has transferred $___________ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form S-1 (File No. 333-____) filed by the Issuers.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such prospectus opposite such owner's name.

Dated:

         Very truly yours,

         __________________________________
                  (Name)

         By: ______________________________
                 (Authorized Signature)

                                       B-1